                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
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Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: September 10, 2003

                                  COURT SQUARE CAPITAL LIMITED


                                  By: /s/ Anthony Mirra
                                     ------------------------------------------
                                     Name: Anthony Mirra
                                     Title: Vice President and
                                            Assistant Secretary


                                  CITICORP BANKING CORPORATION


                                  By: /s/ William H. Wolf
                                     ------------------------------------------
                                     Name: William H. Wolf
                                     Title: Senior Vice President


                                  CITICORP


                                  By: /s/ Joseph B. Wollard
                                     ------------------------------------------
                                     Name: Joseph B. Wollard
                                     Title: Assistant Secretary


                                  CITIGROUP HOLDINGS COMPANY


                                  By: /s/ Joseph B. Wollard
                                     ------------------------------------------
                                     Name: Joseph B. Wollard
                                     Title: Assistant Secretary


                                  CITIGROUP INC.


                                  By: /s/ Serena D. Moe
                                     ------------------------------------------
                                     Name: Serena D. Moe
                                     Title: Assistant Secretary